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                                                                   EXHIBIT 14(a)

                          Independent Auditors' Consent

The Board of Trustees of
Wells Fargo Funds Trust:

We consent to the reference to our firm under the heading "Comparison of Other Principal Service Providers" in Part A of the combined proxy statement/prospectus being filed on Form N-14.

/s/ KPMG LLP

San Francisco, California
April 23, 2004